United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 10, 2025

Date of Report (Date of earliest event reported)

COLUMBUS ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42485	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Prudential Tower Singapore 049712
(Address of Principal Executive Offices)

(+1) 949 899 1827

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, consisting of one ordinary share, $0.0001 par value, and one Right to acquire one-seventh of one ordinary share	COLAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	COLA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-seventh of one ordinary share	COLAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 10, 2025, Columbus Acquisition Corp (“CAC”) and WISeKey International Holding AG (SIX: WIHN, NASDAQ: WKEY), a Swiss company of unlimited duration with limited liability under the laws of Switzerland (the “Seller”), issued a joint press release announcing the execution of a business combination agreement, dated as of November 9, 2025 (the “Business Combination Agreement”) by and among (1) CAC, (2) the Seller, (3) WISeSat.Space Holdings Corp., a British Virgin Islands business company (“Pubco”), (4) WISeSat Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Merger Sub”), and (5) WISeSat.Space Corp., a British Virgin Islands business company (the “Company”, and the transactions contemplated by the Business Combination Agreement, the “Business Combination”). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in the filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, including without limitation statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, the products offered by the Company and the Seller and the markets in which each operates, the implied enterprise value, future financial condition and performance of the combined company after the Closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the level of redemptions of CAC’s public shareholders and the products and markets and expected future performance and market opportunities of the combined company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of CAC’s and the Seller’s securities; (ii) the risk that the Business Combination may not be completed by CAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CAC; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination Agreement by the shareholders of CAC, the satisfaction of the closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) redemptions exceeding anticipated levels; (vi) the failure to meet Nasdaq initial listing standards in connection with the consummation of the Business Combination; (vii) the effect of the announcement or pendency of the Business Combination on the Company’s business relationships, operating results, and business generally; (viii) risks that the Business Combination disrupts current plans and operations of the Company and the Seller; (ix) the outcome of any legal proceedings that may be instituted against CAC, Pubco, the Company or the Seller related to the Business Combination Agreement or the Business Combination; (x) changes in the markets in which the Company competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) the risk that Pubco and the Company may not be able to execute their growth strategies; (xiii) risks related to supply chain disruptions; (xiv) the risk that Pubco may not be able to develop and maintain effective internal controls; (xv) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; (xvi) the ability to recognize the anticipated benefits of the Business Combination and to achieve commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth economically and hire and retain key employees; (xvii) inability to achieve successful results or to obtain licensing of third-party intellectual property rights for future discovery and development of the Company’s projects; (xviii) failure to commercialize products and achieve market acceptance of such products; (xix) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xx) the risk that Pubco will experience difficulties in managing its growth and expanding operations; (xxi) the risk of product liability or regulatory lawsuits or proceedings relating to the Company’s business; (xxii) risks associated with intellectual property protection; (xxiii) the risk that the Company is unable to secure or protect its intellectual property and (xxiv) those factors discussed in documents of CAC and Pubco filed or to be filed with the SEC, including in the registration statement relating to the Business Combination (the “Registration Statement”).

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Registration Statement and the amendments thereto, and other documents to be filed by CAC and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while the Pubco and CAC may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. None of Pubco, the Seller, the Company or CAC gives any assurance that Pubco, the Seller, the Company or CAC will achieve expectations. These forward-looking statements should not be relied upon as representing Pubco’s, CAC’s, the Seller’s or the Company’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon any forward-looking statements.

Additional Information About the Business Combination and Where to Find It

In connection with the Business Combination Agreement and the Business Combination, Pubco intends to file relevant materials with the SEC, including the Registration Statement, which will include a proxy statement/prospectus of CAC, and a prospectus for the registration of Pubco securities in connection with the Business Combination.

THIS CURRENT REPORT ON FORM 8-K IS NOT A SUBSTITUTE FOR THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS OR ANY OTHER DOCUMENT THAT CAC WILL SEND TO ITS SHAREHOLDERS IN CONNECTION WITH THE BUSINESS COMBINATION.

THE PARTIES URGE THEIR INVESTORS, SHAREHOLDERS, AND OTHER INTERESTED PERSONS TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND DEFINITIVE PROXY STATEMENT/PROSPECTUS, IN EACH CASE WHEN FILED WITH THE SEC AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CAC, THE COMPANY, PUBCO AND THE BUSINESS COMBINATION. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of CAC as of the record date in the future to be established for voting on the Business Combination and will contain important information about the Business Combination and related matters. Shareholders of CAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with CAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Business Combination, because they will contain important information about CAC, the Company, Pubco and the Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Columbus Acquisition Corp, 14 Prudential Tower, Singapore 049712, telephone: +1 949 899 1827. The information contained on, or that may be accessed through, the websites referenced in this Form 8-K in each case is not incorporated by reference into, and is not a part of, this Form 8-K.

Participants in the Solicitation

CAC and the Seller, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of CAC’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the directors and officers of CAC, Pubco and the Seller in the Registration Statement to be filed with the SEC by PubCo, which will include the proxy statement of CAC for the Business Combination. Information about CAC’s directors and executive officers is also available in the CAC’s filings with the SEC.

Non-Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibits
99.1	Press Release dated November 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbus Acquisition Corp

By:	/s/ Fen Zhang
Name:	Fen Zhang
Title:	Chief Executive Officer

Dated: November 10, 2025

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